Filed pursuant to Rule 424(b)(3)
                                             Reg Nos. 333-72335 and 333-72335-01

PROSPECTUS SUPPLEMENT NO. 3
(To Prospectus dated June 7, 1999)

NTL Communications Corp.
7% Convertible Subordinated Notes Due 2008
(NTL Incorporated shares of common stock)

     This Prospectus Supplement No. 3 supplements and amends the Prospectus dated June 7, 1999, as amended and supplemented by the Prospectus Supplements dated July 7, 1999 and August 10, 1999 (the "Prospectus"), relating to the 7% Convertible Subordinated Notes Due 2008 (the "Convertible Notes") of NTL Communications Corp. and the shares of NTL Incorporated's common stock, par value $.01 per share ("Common Stock"), issuable upon conversion of the Convertible Notes.

     The table on pages 75 through 80 of the Prospectus sets forth information with respect to the Selling Securityholders (as defined in the Prospectus) and the respective amounts of Convertible Notes beneficially owned by each Selling Securityholder that may be offered pursuant to the Prospectus (as supplemented and amended). This Prospectus Supplement amends that table by (1) correcting the amount of common stock to be registered for Aim High Yield II Fund, with the corresponding item set forth below, and (2) adding the remaining items set forth below to that table.

                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR        TO BE
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL    REGISTERED BY
   SELLING SECURITY HOLDERS                                              OFFERED          NOTES         OFFERING     THE PROSPECTUS
   ------------------------                                          ----------------   -----------   ------------   --------------
1. Aim High Yield II Fund                                                  30,000           *              none             490
2. Credit Suisse First Boston Corporation                                 250,000           *              none           4,082
3. PIMCO Convertible Bond Fund                                            300,000           *              none           4,898


     The Prospectus, together with this Prospectus Supplement No. 3, constitutes the prospectus required to be delivered by Section 5(b) of the Securities Act of 1933, as amended, with respect to offers and sales of the Convertible Notes and the Common Stock issuable upon conversion of the Convertible Notes.

     Prospective investors should carefully consider matters discussed under the caption "Risk Factors" beginning on page 10 of the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this Prospectus Supplement No. 3 is October 6, 1999.

[FOLLOWING IS A RESTATEMENT OF PAGES 75-80 OF THE PROSPECTUS DATED JUNE 7, 1999, AS AMENDED AND SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENTS DATED JULY 7, 1999, AUGUST 10, 1999 AND OCTOBER 6, 1999]

                             SELLING SECURITYHOLDERS

                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

Aim High Yield Fund                                                  $  5,000,000           *              none          81,632
Aim High Yield II Fund                                                     30,000           *              none             490
Albert Luce, Jr.                                                          140,000           *            40,000           2,285
Alexandra Global Investment Fund I LTD                                  2,000,000           *              none          32,653
Allegheny Teledyne Inc. Pension Plan                                      700,000           *              none          11,428
Alpine Associates                                                       4,750,000           *              none          77,550
Alpine Partners, L.P.                                                     500,000           *              none           8,163
Alsam Foundation                                                          150,000           *             5,613           2,448
Alscott Investments, LLC                                                2,200,000           *              none          35,918
American Stores                                                           900,000           *            16,954          14,693
Argent Convertible Arbitrage Fund Ltd.                                  2,500,000           *              none          40,816
Argent Classic Convertible Arbitrage Fund L.P.                          5,650,000           *              none          92,244
Argent Classic Convertible Arbitrage Fund (Bermuda) L.P.               16,350,000          2.73            none         266,938
Aristeia International Ltd.                                             1,749,000           *              none          28,555
Aristeia Trading, LLC                                                   1,251,000           *              none          20,424
Arkansas Teachers Retirement                                            1,757,000           *              none          28,685
Aspen Partner's                                                           300,000           *             3,300           4,897
Associated Jewish Charities of Baltimore                                  250,000           *            10,490           4,081
AXP Bond Fund Inc.                                                        880,000           *              none          14,367
AXP Variable Portfolio-Bond Fund                                          340,000           *              none           5,551
AXP Variable Portfolio-Managed Fund                                       480,000           *         3,825,000           7,836
BancBoston Robertson Stephens                                             500,000           *              none           8,163
Bancroft Convertible Fund, Inc.                                         1,750,000           *              none          28,571
Bankers Trust Trustee For Chrysler Corp. Emp #1 Pension
  Plan dated 4/1/89                                                     1,630,000           *              none          26,612
Baptist Health of South Florida                                           160,000           *              none           2,612
Bear Stearns & co Inc.                                                  1,410,000           *              none          23,020
Bill W. Mintz TTEE Revocable Trust                                        200,000           *              none           3,265
Blue Cross Blue Shield of Michigan Retirement Income                    1,110,000           *            43,229          18,122
BNP Arbitrage SNC                                                       2,500,000           *            16,300          40,816
Boston Museum of Fine Arts                                                113,000           *              none           1,844
Brown Family Trust A                                                      100,000           *             3,661           1,632
Brown University                                                        1,500,000           *            62,836          24,489
BTC Partners LLP                                                          130,000           *            40,000           2,122
The California Endowment                                                1,250,000           *            33,000          20,408
California Healthcare Foundation                                          600,000           *            22,783           9,795
Caregroup Pension Plan                                                     45,000           *            12,000             734
Catholic Healthcare West Funded Depreciation                              335,000           *            30,800           5,469


                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

Catholic Healthcare West Retirement                                       335,000           *             9,600           5,469
Catholic Healthcare West Self Insurance                                   125,000           *             3,300           2,040
Catholic Healthcare West Workers Compensation                              90,000           *             2,400           1,469
CBBB Cotenancy                                                            220,000           *             7,939           3,591
Chase Manhattan NA Trustee For IBM Retirement Plan dated 12/18/45       2,772,000           *              none          45,257
Cheyne Walk Trust                                                         725,000           *            18,406          11,836
Christine Russell Revocable Trust                                         500,000           *            12,562           8,163
CIBC Wood Grundy International Equity Arbitrage Corp.                   3,500,000           *              none          57,142
Citibank, et al Employees Retirement Plan                               2,070,000           *           507,000          33,795
Clorox Co. Employee Benefits                                              400,000           *            16,550           6,530
Colgate-Palmolive Company Retirement Trust                                800,000           *              none           1,306
Conseco Direct Life                                                       700,000           *              none          11,428
Corlon Associates I                                                       400,000           *            10,923           6,530
Corlon Co. Foundation                                                     110,000           *             2,879           1,795
Cowles Investment Partnership                                             180,000           *             6,726           2,938
CPR (USA) Inc.                                                            275,000           *              none           4,489
Credit Suisse First Boston Corporation                                    250,000           *              none           4,082
Deeprock & Co.                                                          1,000,000           *              none          16,326
D.E. Shaw & Co.                                                         1,000,000           *              none          16,326
Deutsche Bank Securities Inc.                                          38,730,000          6.46            none         632,326
Discovery Group of Funds                                                  190,000           *             6,837           3,102
Donald G. Linber & Joyce Linber, jnt                                       27,000           *               986             440
Donaldson, Lufkin & Jenrette Securities Corp.                          22,545,000          3.76            none         368,081
Duckbill & Co.                                                          1,000,000           *              none          16,326
Duke University Employees Retirement Plan                                 160,000           *            45,000           2,612
Duke University Long Term Pool                                            780,000           *           210,000          12,734
East Bay Community Foundation                                             230,000           *                             3,755
East Oakland Youth Development Fund                                       160,000           *             5,069           2,612
Ellsworth Convertible Growth and Income Fund, Inc.                      1,250,000           *              none          20,408
Engineers Joint Pension Fund                                              303,000           *              none           4,946
Erin Partners Two                                                          65,000           *             2,329           1,061
Fidelity Fixed-Income Trust: Fidelity High Income Fund                 17,020,000          2.84            none         277,877
Fidelity Summer Street Trust: Fidelity Capital & Income Fund            3,000,000           *              none          48,979
Fidelity Management Trust Company on behalf of accounts
  managed by it                                                         2,980,000           *              none          48,652
Forest Performance Fund LP                                                165,000           *              none           2,693
Forest Alternative Strategies Fund II LP Series A-5M                      240,000           *              none           3,918
Forest Alternative Strategies Fund II LP Series A-5T                      780,000           *              none          12,734
Forest Fulcrum Fund LP                                                   7,700,00           *              none         125,714
Forest Global Convertible Fund Series A-5                               9,700,000          1.62            none         158,367


                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

Forest Global Convertible Fund Series B-1                                  65,000           *              none           1,061
Franklin & Marshall College                                               127,000           *              none           2,073
The Gabelli Global Convertible Securities Fund                            145,000           *              none           2,367
General Electric Pension Trust                                          1,000,000           *           875,000          16,326
General Motors Welfare Benefit Trust                                    1,000,000           *              none          16,326
Geo-Volor Ltd.                                                            500,000           *            22,451           8,163
The Georgia International Fund Ltd.                                       200,000           *            63,637           3,265
Georgia Partners                                                       20,000,000          3.33         543,238         326,530
Glaxo Wellcome Benefits Plan                                              450,000           *           252,000           7,346
Glaxo Wellcome Cash Balance Plan                                          450,000           *            20,800           7,346
Global Bermuda Limited Partnership                                      1,500,000           *            22,250          24,489
Golden Rule Insurance Company                                           1,600,000           *              none          26,122
Goldman, Sachs & Co.                                                    1,000,000           *              none          16,326
GranGem 23 41 LLC                                                         250,000           *              none           4,081
Greyhound Lines                                                            50,000           *              none             816
Greyhound Lines Inc. Amalgamated CNCL Retirement & Disability TR
  Imperial TR c/o Forest Investment Management LLC                         70,000           *              none           1,142
Guide Dogs for the Blind                                                  500,000           *            11,595           8,163
HBK Cayman L.P.                                                         4,944,000           *              none          80,718
HBK Offshore Fund Ltd.                                                  9,356,000          1.56       4,875,000         152,750
Henry J. Kaiser Family Foundation                                         550,000           *            13,236           8,979
Hign Bridge Capital Corporation                                        10,000,000          1.66            none         163,265
Horowitz Limited Partnership I                                            150,000           *              5409           2,448
H&S Partners I, L.P.                                                   20,000,000          3.33            none         326,530
The Income Fund of America, Inc.                                       50,000,000          8.33            none         816,325
Indiana University Foundation                                             650,000           *           309,000          10,612
Jackson Investment Fund Ltd.                                              625,000           *              none          10,204
James Irvine Foundation                                                   900,000           *            35,448          14,693
JanusCapital Corporation                                               19,378,000          3.23            none         316,374
Janus Growth and Income                                                 2,340,000           *              none          38,204
Janus Balance Fund                                                      8,550,000          1.43            none         139,591
Janus Aspen Balanced                                                    3,249,000           *              none          53,044
Janus High Yield                                                        1,000,000           *              none          16,326
Janus Aspen High Yield                                                     35,000           *              none             571
Janus Equity Income Fund                                                3,874,000           *              none          63,248
Janus Aspen Growth and Income                                              10,000           *              none             163
JWF Balanced Fund                                                         285,000           *              none           4,653
JWF High Yield Bond Fund                                                   35,000           *              none             571
Janus Capital Corporation IDEX Balanced Fund                              387,000           *              none           6,318
Jeffrey Rymer                                                              35,000           *             1,090             571

                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

Jicarilla Apache Tribe                                                  2,100,000           *            16,957          34,285
JMB Children's Holding Co.                                                600,000           *           165,000           9,795
JMG Convertible Investments L.P.                                        6,000,000          1.00            none          97,959
John Robert                                                               110,000           *             4,258           1,795
J.P.Morgan & Co. Inc.                                                  12,000,000          2.00          37,466         195,918
Julius Baer Securities                                                    700,000           *              none          11,428
Lakeshore International, Ltd.                                           3,000,000           *            44,450          48,979
Lazard Freres & CIE Paris                                                 700,000           *              none          11,428
LB Series Fund Inc. High Yield Portfolio                                2,500,000           *              none          40,816
LDG Limited                                                               250,000           *              none           4,081
Libertyview Plus Fund                                                     225,000           *              none           3,673
Loomis Sayles & Company, L.P. for Benefit of New England High
  Income Bond Fund                                                      1,000,000           *              none          16,326
LLT Limited                                                               880,000           *              none          14,367
Mainstay Convertible Fund                                               4,000,000           *              none          65,306
McMahon Securities Company, L.P.                                        2,715,000           *              none          44,326
Melinda Marfield Trust                                                     35,000           *             1,254             571
Metropolitan Museum of Art                                                750,000           *           215,000          12,244
MGBA Investments                                                          100,000           *             4,102           1,632
Michigan State University                                                 400,000           *            12,233           6,530
Milton L. Schwartz Revocable Family Trust                                 110,000           *             4,209           1,795
Monumental Life Insurance Company - (teamsters-camden non-enhanced)     7,000,000          1.17            none         114,285
Morgan Stanley Dean Witter                                              5,500,000           *              none          89,795
Morgan Stanley Dean Witter Convertible Securities Trust                 2,500,000           *              none          40,816
Mount Sinai School of Medicine                                            800,000           *              none          13,061
Museum of Fine Arts, Boston                                                16,000           *              none             261
National Bank of Canada                                                   900,000           *              none          14,693
NationsBanc Montgomery Securities LLC                                   1,500,000           *              none          24,489
N.B. Giustina Trust                                                       150,000           *             6,762           2,448
New Hampshire Retirement System                                            94,000           *              none           1,534
New York Life Insurance Company                                        10,750,000          1.79            none         175,509
Nicholas Applegate Convertible Fund                                       530,000           *              none           8,653
NMS Services Inc.                                                      10,000,000          1.67            none         163,265
Oak Foundation USA, Inc.                                                  200,000           *           297,800           3,265
Oppenheimer Champion Income Fund                                       11,700,000          1.95            none         191,020
Oppenheimer Strategic Income Fund                                      10,250,000          1.71            none         167,346
Oppenheimer High Yield Fund                                             2,000,000           *              none          32,653
Oppenheimer Strategic Bond Fund                                           400,000           *              none           6,530
Oppenheimer High Income Fund                                            3,550,000           *              none          57,959
Oppenheimer Convertible Securities Fund                                 4,000,000           *              none          65,306

                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

OZ Master Fund, Ltd.                                                    3,000,000           *              none          48,979
OS Ventures                                                               120,000           *             3,607           1,959
Pace Setter 1, L.P.                                                     1,000,000           *              none          16,326
Pacific Life Insurance Company                                            500,000           *              none           8,163
Palladin Securities, LLC                                                  700,000           *              none          11,428
Pell Rudman Trsu Co, NA                                                 1,400,000           *            82,334          22,857
Penn Treaty Network America Insurance Company                             110,000           *              none           1,795
Peoples Benefit Life Insurance Company                                  6,000,000          1.00            none          97,959
Peyton Anderson Foundation                                                260,000           *            65,000           4,244
PGEP III LLC                                                              700,000           *              none          11,428
Pilgrim Convertible Fund                                                2,610,000           *              none          42,612
PIMCO Convertible Bond Fund                                               300,000           *              none           4,898
Pitney Bowes Retirement Fund                                            6,540,000          1.09            none         106,775
Prime 66 Partners, Inc.                                                50,000,000          8.33       4,384,871         816,325
Pro Mutual                                                                 59,000           *              none             963
Putnam Convertible Income Growth Trust                                  5,520,000           *              none          90,122
Putnam Convertible Opportunities and Income Trust                          46,000           *              none             751
Quattro Offshore Fund Ltd.                                                250,000           *              none           4,081
R2 Investments, LDC                                                     8,500,000          1.42       5,240,000         138,775
Radiology Associates Employee Benefit                                     250,000           *             9,759           4,081
Radiology Group Profit Sharing Plan                                        80,000           *             2,759           1,306
Radiology Medical Group Pension Plan                                       75,000           *             2,602           1,224
Radiology Medical Group P/S San Diego                                      40,000           *            13,000             653
Ralco Inc.                                                                200,000           *             8,451           3,265
Ramius, L.P.                                                            1,583,000           *              none          25,844
Ramius Fund, Ltd.                                                       2,375,000           *              none          38,775
RCG Baldwin L.P.                                                          792,000           *              none          12,930
RCM Financial Services LP                                                 350,000           *           115,000           5,714
Ridgeway/Floum Profit Sharing Plan                                        100,000           *             2,930           1,632
Riverside Church                                                          450,000           *            17,140           7,346
Ronald Family Trust A                                                     850,000           *            26,221          13,877
S&J Partners                                                              120,000           *             4,134           1,959
Salomon Brothers Asset Management, Inc.                                29,050,000          4.84            none         474,284
Salomon Smith Barney Inc.                                               1,100,000           *              none          17,959
San Diego City Retirement                                                 839,000           *              none          13,697
Sbaggs Family Foundation                                                  110,000           *             2,966           1,795
S.C. Johnson Retirement Plan                                              240,000           *             8,999           3,918

                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------

South Fork Partners                                                     4,000,000           *           108,448          65,306
Southern Methodist University                                             240,000           *             7,751           3,918
Southport Management Partners, L.P.                                     1,080,000           *              none          17,632
Southport Partners International, Ltd.                                  2,130,000           *              none          34,775
Southwest Franciscan Missions Inc.                                        150,000           *             5,295           2,448
Speer Leeds & Kellogg                                                   1,000,000           *              none          16,326
Starvest Combined Portfolio                                               375,000           *              none           6,122
State of Maryland Retirement Plan                                       3,500,000           *              none          57,142
State Street Bank Custodian For GE Pension Trust                          861,000           *              none          14,057
Sterling Partners                                                       1,943,000           *            27,142          31,722
Stoel Rives LLP                                                           370,000           *            14,104           6,040
Susquehanna Capital Group                                               2,545,000           *              none          41,550
Tribeca Investments LLC                                                 4,000,000           *              none          65,306
Triton Capital Investments, LTD                                         6,000,000          1.00            none          97,959
Trustees of Hamilton College                                              700,000           *           190,000          11,428
TQA Vantage Plus Fund, Ltd.                                               300,000           *           300,000           4,897
TQA Vantage Fund, Ltd.                                                  3,540,000           *         3,540,000          57,795
TQA Leverage Fund, L.P.                                                 1,610,000           *              none          26,285
Union Bancaire Privee                                                   6,500,000          1.08            none         106,122
University of Oregon                                                      265,000           *             8,544           4,326
University of Rochester                                                    15,000           *              none             244
University of Washington Endowment Fund                                   370,000           *           100,000           6,040
Van Kampen Harbor Fund                                                  4,300,000           *              none          70,203
Van Kampen Convertible Securities Fund                                    700,000           *              none          11,428
Wake Forest University                                                    598,000           *              none           9,763
Warburg Dillon Read LLC                                                 9,400,000          1.57            none         153,469
Western Cancer Center Medical Group P/S                                    35,000           *            11,000             571
Zellerbach Family Fund                                                    200,000           *             6,424           3,265

-------------------------
 *  Less than one percent.

(1) The shares of common stock to be registered hereby are calculated on an "as converted" basis using the conversion rate described on the front cover page of this Prospectus.